Exhibit 4.1
[FACE OF NOTE]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
BY ITS ACQUISITION AND HOLDING OF THIS SECURITY THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND AGREED THAT (I) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF ANY PERSON THAT IS OR WILL BE AN EMPLOYEE

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BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE UNITES STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE UNITES STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON- UNITES STATES OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (II) THE ACQUISITION AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE OR INVOLVE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

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No. 1	Principal Amount $349,950,000
CUSIP NO. 27749TAA3
EASTON-BELL SPORTS, INC.
9.750% Senior Secured Note due 2016
          Easton-Bell Sports, Inc., a Delaware corporation, promises to pay to Cede & Co., or its registered assigns, the principal sum of Three Hundred Forty Nine Million Nine Hundred Fifty Thousand Dollars ($349,950,000), as revised by the Schedule of Increases and Decreases in Global Note attached hereto, on December 1, 2016.
          Interest Payment Dates: June 1 and December 1
          Record Dates: May 15 and November 15
          Additional provisions of this Note are set forth on the other side of this Note.

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EASTON-BELL SPORTS, INC.
By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF
  AUTHENTICATION
U.S. BANK NATIONAL ASSOCIATION,
as Trustee, certifies
that this is one of
the Notes referred
to in the Indenture.

By:
	Authorized Officer	Date: , 2009

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[REVERSE SIDE OF NOTE]
EASTON-BELL SPORTS, INC.
9.750% Senior Secured Note due 2016
1. Interest
          Easton-Bell Sports, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above.
          The Company will pay interest semiannually on June 1 and December 1 of each year commencing June 1, 2010. Interest on the Notes will accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from December 3, 2009. The Company shall pay interest on overdue principal, and on overdue premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Notes to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
          If an exchange offer (the “Exchange Offer”) registered under the Securities Act is not consummated or a shelf registration statement (the “Shelf Registration Statement”) under the Securities Act with respect to resales of the Notes is not declared effective by the SEC on or before the date that is 310 days after the Issue Date (the “Target Registration Date”) in accordance with the terms of the Registration Rights Agreement, dated as of December 3, 2009 (the “Registration Rights Agreement”), among the Company, the Guarantors and the initial purchasers named therein, the annual interest rate borne by the Notes shall be increased from the rate shown above by 0.25% per annum for the first 90-day period immediately following the Target Registration Date and by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 1.00% per annum, until the Exchange Offer is completed or the Shelf Registration Statement is declared effective, as described in the Registration Rights Agreement. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement. Special Interest shall be paid to the same Persons, in the same manner and at the same times as regular interest.
2. Method of Payment
          By no later than 10:00 a.m. (New York City time) on the date on which any principal of, premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest (including Special Interest). The Company will pay interest (except Defaulted Interest) to the Persons who are registered Holders of Notes at the close of business on the May 15 or November 15 next preceding the interest payment date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that

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at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company or any successor depository. The Company will make all payments in respect of a Definitive Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).
3. Paying Agent and Registrar
          Initially, U.S. Bank National Association (the “Trustee”) will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Holder. The Company or any of its domestically organized, wholly owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.
4. Indenture
          The Company issued the Notes under an Indenture dated as of December 3, 2009 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Company, the Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Act”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all terms and provisions of the Indenture, and Holders are referred to the Indenture and the Act for a statement of those terms.
          The Notes are secured senior obligations of the Company. The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is unlimited, provided that at least the net cash proceeds from any issuance of Additional Notes are invested in Additional Assets in accordance with the Indenture. This Note is one of the 9.750% Senior Secured Notes due 2016 referred to in the Indenture. The Notes include (i) $350,000,000 aggregate principal amount of the Company’s 9.750% Senior Secured Notes due 2016 issued under the Indenture on December 3, 2009 (herein called “Initial Notes”), (ii) if and when issued, additional 9.750% Senior Secured Notes due 2016 of the Company that may be issued from time to time under the Indenture subsequent to December 3, 2009 (herein called “Additional Notes”) as provided in Section 2.1(a) of the Indenture and (iii) if and when issued, the Company’s 9.750% Senior Secured Notes due 2016 that may be issued from time to time under the Indenture in exchange for Initial Notes or Additional Notes in an offer registered under the Securities Act, as provided in the Registration Rights Agreement (herein called “Exchange Notes”). The Initial Notes, Additional Notes and Exchange Notes are treated as a single class of securities under the Indenture and shall be secured by first and second priority Liens and security interests, subject to Permitted Liens, in the Collateral. The Indenture imposes certain limitations on the incurrence of

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indebtedness, the making of restricted payments, the sale of assets, the incurrence of certain liens, sale-leaseback transactions, transaction with affiliates, the making of payments for consents, business activities, designation of restricted and unrestricted subsidiaries, the entering into of agreements that restrict distributions from restricted subsidiaries and the consummation of mergers and consolidations. The Indenture also imposes requirements with respect to the provision of financial information and the provision of guarantees of the Notes by certain subsidiaries.
          To guarantee the due and punctual payment of the principal, premium, if any, and interest (including post-filing or post-petition interest) on the Notes and all other amounts payable by the Company under the Indenture, the Notes, the Registration Rights Agreement, the Collateral Documents and the Intercreditor Agreement when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Notes and the Indenture, the Guarantors have unconditionally guaranteed (and future guarantors, together with the Guarantors, will unconditionally guarantee), jointly and severally, such obligations on a senior, secured basis pursuant to the terms of the Indenture.
5. Redemption and prepayment; Springing Maturity
     Except as described below, the Notes will not be redeemable at the Company’s option prior to December 1, 2012.
     At any time prior to December 1, 2012 the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture at a redemption price of 109.750% of the principal amount, plus accrued and unpaid interest and Special Interest, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings of the Company (or of any Parent, to the extent such proceeds are contributed to the Company’s common equity capital); provided that:
     (1) at least 65% of the aggregate principal amount of Notes originally issued under the Indenture (excluding Notes held by the Company and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and
     (2) the redemption occurs within 90 days of the date of the closing of such Equity Offering or contribution.
     At any time prior to December 1, 2012 the Company may also redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail to each holder’s registered address, at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Special Interest, if any, to the date of redemption (the “Redemption Date”), subject to the rights of holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.
     At any time prior to December 1, 2012, during any twelve month period commencing on the Issue Date the Company may redeem up to 10% of aggregate principal amount of the Notes at a redemption price equal to 103% of their principal amount, plus accrued and unpaid interest.

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     On or after December 1, 2012 the Company may redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Special Interest, if any, on the Notes redeemed, to the applicable redemption date, if redeemed during the twelve-month period beginning on December 1 of the years indicated below, subject to the rights of holders of Notes on the relevant record date to receive interest on the relevant interest payment date:

Year	Percentage
2012	107.313%
2013	104.875%
2014	102.438%
2015 and thereafter	100.000%
     Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.
     “Applicable Premium” means, with respect to any Note on any redemption date, the greater of:
     (1) 1.0% of the principal amount of the Note; or
     (2) the excess of:
     (a) the present value at such redemption date of (i) the redemption price of the Note at December 1, 2012 (such redemption price being set forth in the table appearing above) plus (ii) all required interest payments due on the Note through December 1, 2012 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over
     (b) the principal amount of the Note, if greater.
     “Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to December 1, 2012; provided, however, that if the period from the redemption date to December 1, 2012 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.
          Prior to the mailing of any notice of redemption of the Notes, the Company shall deliver to the Trustee an Officers’ Certificate stating that the conditions precedent to the right of

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redemption have occurred. Any such notice to the Trustee may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect. The Company will be bound to redeem the Notes on the date fixed for redemption.
          The Company may acquire Notes by means other than a redemption, whether by tender offer, open market purchases, negotiated transactions or otherwise, in accordance with applicable securities laws, so long as such acquisition does not otherwise violate the terms of the Indenture.
          Except as set forth in the next succeeding paragraph, the Company is not required to make any mandatory redemption payments or sinking fund payments with respect to the Notes.
          The Notes will become due and payable on October 1, 2015 unless on or prior to August 28, 2015, the Indebtedness under the New Holdco Credit Facility has been either (i) repaid and discharged, provided that any Indebtedness incurred in connection with any such repayment and discharge shall comply with clause (ii) of this sentence or (ii) extended, replaced or refinanced with Indebtedness constituting a New Holdco Credit Facility with a Stated Maturity that is at least 91 days after the final Stated Maturity of the Notes.
6. Change of Control Repurchase Provisions
          If a Change of Control occurs, unless the Company has exercised its right to redeem all of the Notes as described under paragraph 5 of the Notes, each Holder will have the right to require the Company to repurchase from each Holder all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Special Interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Indenture.
7. Denominations; Transfer; Exchange
          The Notes are in registered form without coupons in denominations of principal amount of $2,000 and whole multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay a sum sufficient to cover any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Note (A) for a period beginning (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Notes and ending at the close of business on the day of such mailing or (2) 15 days before an interest payment date and ending on such interest payment date or (B) called for redemption, except the unredeemed portion of any Note being redeemed in part.
8. Persons Deemed Owners
          The registered Holder of this Note may be treated as the owner of it for all purposes.

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9. Unclaimed Money
          If money for the payment of principal, premium, if any, or interest remains unclaimed for two years after such principal, premium, if any, or interest has become due and payable, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company for payment as general creditors unless an abandoned property law designates another person and not to the Trustee for payment.
10. Defeasance
          Subject to certain exceptions and conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes, the Indenture, the Collateral Documents and the Intercreditor Agreement if the Company deposits with the Trustee money or Government Securities for the payment of principal, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.
11. Amendment, Supplement, Waiver
          Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the Notes, the Note Guarantees, the Collateral Documents or the Intercreditor Agreement may be amended or supplemented by the Company, Guarantors and Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and (ii) any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the consent of each Holder affected or, in certain cases described in the Indenture, the Collateral Documents and the Intercreditor Agreement, the consent of Holders of 75% in aggregate principal amount of the Notes) or noncompliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company, the Trustee and, other than with respect to clause (8) below, the Guarantors may amend or supplement the Indenture, the Notes, the Note Guarantees, the Collateral Documents or the Intercreditor Agreement (1) to cure any ambiguity, defect or inconsistency; (2) to provide for uncertificated Notes in addition to or in place of certificated Notes; (3) to provide for the assumption of the Company’s or a Guarantor’s obligations to Holders of Notes and Note Guarantees by a successor to the Company or such Guarantor pursuant to Article IV or X of the Indenture; (4) to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights hereunder or under the Notes, the Note Guarantees, the Collateral Documents and the Intercreditor Agreement of any such Holder; (5) to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act; (6) to conform the text of the Indenture, Note Guarantees or the Notes to any provision of the “Description of Notes” section of the Offering Memorandum, to the extent that such provision in that “Description of Notes” section was intended to be a verbatim recitation of a provision of the Indenture, the Notes or the Note Guarantees; (7) to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture as of the date hereof; (8) to allow any Guarantor to execute a supplemental indenture and/or a Note Guarantee with respect to the

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Notes; (9) to add additional Collateral to secure the Notes; or (10) to release Liens in favor of the Collateral Agent in the Collateral as provided in Section 11.6 of the Indenture.
12. Defaults and Remedies
     Each of the following is an “Event of Default”:
     (1) default for 30 days in the payment when due of interest on, or Special Interest, if any, with respect to, the Notes;
     (2) default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the Notes;
     (3) failure by the Company or any of its Restricted Subsidiaries to comply with the provisions described in Section 3.5, 3.10 or 4.1 of the Indenture;
     (4) failure by the Company or any of its Restricted Subsidiaries for 60 days after notice to the Company by the trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other agreements in the Indenture, the Notes, the Collateral Documents or the Intercreditor Agreement;
     (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default:
     (a) is caused by a failure to pay any such Indebtedness at its stated final maturity (a “Payment Default”); or
     (b) results in the acceleration of such Indebtedness prior to its stated final maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more;
     (6) failure by the Company or any of its Restricted Subsidiaries to pay final judgments entered by a court or courts of competent jurisdiction aggregating in excess of $10.0 million (net of any amount covered by insurance issued by a national insurance company that has not contested coverage), which judgments are not paid, discharged or stayed for a period of 60 days;
     (7) any (x) Note Guarantee, (y) Collateral Document governing a security interest with respect to any Collateral having a fair market value in excess of $10.0 million or (z)

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obligation under the Intercreditor Agreement, in each case, of a Significant Subsidiary or group of Restricted Subsidiaries that taken together as of the date of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries would constitute a Significant Subsidiary ceases to be in full force and effect (except as contemplated by the terms of the Indenture and the Note Guarantees) or is declared null and void in a judicial proceeding or any Guarantor that is a Significant Subsidiary or group of Guarantors that taken together as of the date of the latest audited consolidated financial statements of the Company and its Restricted Subsidiaries would constitute a Significant Subsidiary denies or disaffirms its obligations under the Indenture;
     (8) certain events of bankruptcy, insolvency or reorganization described in the Indenture with respect to the Company or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary; and
     (9) with respect to any Collateral having a fair market value in excess of $10.0 million, individually or in the aggregate, (A) the failure of the security interest with respect to such Collateral under the Collateral Documents, at any time, to be in full force and effect for any reason other than in accordance with their terms and the terms of the Indenture and other than the satisfaction in full of all obligations under the Indenture and discharge of the Indenture if such Default continues for 60 days, (B) the declaration that the security interest with respect to such Collateral created under the Collateral Documents or under the Indenture is invalid or unenforceable, if such Default continues for 60 days or (C) the assertion by the Company or any Guarantor, in any pleading in any court of competent jurisdiction, that any such security interest is invalid or unenforceable.
          If an Event of Default (other than an Event of Default described in clause (8) above) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the outstanding Notes by notice to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued and unpaid interest (including Special Interest), if any, on all the Notes to be due and payable. Upon such a declaration, such principal, premium and accrued and unpaid interest shall be due and payable immediately.
          In the case of an Event of Default specified in clause (8) above, with respect to the Company, any Restricted Subsidiary of the Company that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice.
          The Holders of a majority in aggregate principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee.
          The trustee may withhold from holders of the Notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a

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Default or Event of Default relating to the payment of principal, interest or premium or Special Interest, if any.
          Subject to the provisions of the Indenture relating to the duties of the trustee or the collateral agent, in case an Event of Default occurs and is continuing, the trustee or the collateral agent will be under no obligation to exercise any of the rights or powers under the Indenture, the Notes, the Note Guarantees, the Collateral Documents and the Intercreditor Agreement at the request or direction of any holders of Notes unless such holders have offered to the trustee or the collateral agent reasonable indemnity or security against any loss, liability or expense.
13. Trustee Dealings with the Company
          Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.
14. No Recourse Against Others
          An incorporator, director, officer, employee or stockholder of each of the Company or any Guarantor, solely by reason of this status, shall not have any liability for any obligations of the Company or any Guarantor under the Notes, the Indenture, the Collateral Documents, the Intercreditor Agreement or the Note Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are a part of the consideration for the issuance of the Notes.
15. Authentication
          This Note shall not be valid until an authorized officer of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.
16. Abbreviations
          Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT
(= tenants by the entirety), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian) and U/G/M/A (= Uniform Gift to Minors Act).
17. CUSIP, Common Code and ISIN Numbers
          The Company has caused CUSIP, Common Code and ISIN numbers, if applicable, to be printed on the Notes and has directed the Trustee to use CUSIP, Common Code and ISIN numbers, if applicable, in notices of redemption or purchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the

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Notes or as contained in any notice of redemption or purchase and reliance may be placed only on the other identification numbers placed thereon.
18. Governing Law
          This Note shall be governed by, and construed in accordance with, the laws of the State of New York.
          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture, which has in it the text of this Note in larger type. Requests may be made to:
Easton-Bell Sports, Inc.
7855 Haskell Avenue, Suite 200
Van Nuys, California 91406
Attention: Mark Tripp
19. USA Patriot Act
The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to the Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

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ASSIGNMENT FORM
          To assign this Note, fill in the form below:
          I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)
and irrevocably appoint                                          agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:

(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.
The undersigned hereby certifies that it ☐ is / ☐ is not an Affiliate of the Company and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of the Company.
     In connection with any transfer or exchange of any of the Notes evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being:
CHECK ONE BOX BELOW:

(1)	☐	acquired for the undersigned’s own account, without transfer; or

(2)	☐	transferred to the Company; or

(3)	☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	transferred pursuant to an effective registration statement under the Securities Act; or

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(5)	☐	transferred pursuant to and in compliance with Regulation S under the Securities Act (provided that the transferee has furnished to the Trustee a signed letter containing certain representations and agreements, the form of which letter appears as Section 2.9 of the Indenture); or

(6)	☐	transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Section 2.8 of the Indenture); or

(7)	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.
Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Company may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act.

Signature
Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.
TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

17

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
The following increases or decreases in this Global Note have been made:

			Principal Amount of this Global	Signature of authorized
Date of	Amount of decrease in Principal	Amount of increase in Principal	Note following such decrease or	signatory of Trustee or Notes
Exchange	Amount of this Global Note	Amount of this Global Note	increase	Custodian

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OPTION OF HOLDER TO ELECT PURCHASE
     If you elect to have this Note purchased by the Company pursuant to Section 3.5 or 3.10 of the Indenture, check either box:

☐	☐
3.5	3.10
          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 3.5 or Section 3.10 of the Indenture, state the amount in principal amount (must be in denominations of $2,000 or an integral multiple of $1,000 in excess thereof): $                                         and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repurchased (in the absence of any such specification, one such Note will be issued for the portion not being repurchased):                     .

Date: Your Signature

(Sign exactly as your name appears on the other side of the Note)

Signature Guarantee:

(Signature must be guaranteed)
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

19

NOTE GUARANTEE
          Pursuant to the Indenture (the “Indenture”) dated as of December 3, 2009 among Easton-Bell Sports, Inc., the Guarantors party thereto (each a “Guarantor” and collectively the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), each Guarantor, subject to the provisions of Article X of the Indenture, hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, jointly and severally with each other Guarantor, to each Holder of the Notes, to the extent lawful, and the Trustee the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, premium, if any, and interest (including Special Interest) on the Notes and all other obligations and liabilities of the Company under the Indenture (including without limitation interest (including Special Interest) accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or any Guarantor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and the obligations under Section 7.7 of the Indenture), the Registration Rights Agreement, the Collateral Documents and the Intercreditor Agreement (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”).
          Each Note Guarantee will be secured on a first-priority basis by the First Priority Collateral owned by such Guarantor and on a second-priority basis by the ABL Collateral owned by such Guarantor. Such Guarantors will also agree to pay any and all costs and expenses (including reasonable counsel fees and expenses) incurred by the Trustee, the Collateral Agent or the Holders in enforcing any rights under the Note Guarantees. The obligations of the Guarantors under the Note Guarantees will rank equally in right of payment with other Indebtedness of such Guarantors, except to the extent such other Indebtedness is expressly subordinated to the obligations arising under the Note Guarantees, in which case the obligations of the Guarantors under the Note Guarantees will rank senior in right of payment to such other Indebtedness.
          Each Guarantor agrees (to the extent permitted by law) that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound under Article X of the Indenture notwithstanding any extension or renewal of any Guaranteed Obligation.
          Each Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Notes or the Guaranteed Obligations.
          Each Guarantor further agrees that its Note Guarantee herein constitutes a Guarantee of payment when due (and not a Guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Guaranteed Obligations.
          Except as set forth in Section 10.2 of the Indenture, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Guaranteed Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of

20

setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Company or any other person under the Indenture, the Notes or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Notes or any other agreement; (d) the release of any security held by any Holder or the Collateral Agent for the Guaranteed Obligations or any of them; (e) the failure of any Holder to exercise any right or remedy against any other Guarantor; (f) any change in the ownership of the Company; (g) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or (h) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law or equity.
          Each Guarantor agrees that its Note Guarantee under the Indenture shall remain in full force and effect until payment in full of all the Guaranteed Obligations or such Guarantor is released from its Note Guarantee in compliance with Section 10.2 or Article VIII of the Indenture. Each Guarantor further agrees that its Note Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, premium, if any, or interest on any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Company or otherwise.
          In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Trustee or the Trustee on behalf of the Holders an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations then due and owing and (ii) accrued and unpaid interest (including Special Interest) on such Guaranteed Obligations then due and owing (but only to the extent not prohibited by law).
          Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in the Indenture for the purposes of its Note Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations and (y) in the event of any such declaration of acceleration of such Guaranteed Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Note Guarantee.
          Each Guarantor also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or the Holders in enforcing any rights under this Section.

21

RIDDELL SPORTS GROUP, INC.
RIDDELL, INC.
MACMARK CORPORATION
RIDMARK CORPORATION
ALL AMERICAN SPORTS CORPORATION
EQUILINK LICENSING, LLC
BELL SPORTS CORP.
BELL SPORTS, INC.
BELL CHINA INVESTMENTS, INC.
BELL RACING COMPANY
EASTON SPORTS, INC.
EASTON SPORTS ASIA, INC.
CDT NEVADA, INC.

   as Guarantors

By:
Name:
Title:

22

[FACE OF NOTE]
THIS NOTE IS A TEMPORARY GLOBAL NOTE. PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD APPLICABLE HERETO, BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-U.S. PERSON OR (2) A U.S. PERSON THAT PURCHASED SUCH INTEREST IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). BENEFICIAL INTERESTS HEREIN ARE NOT EXCHANGEABLE FOR PHYSICAL NOTES OTHER THAN A PERMANENT GLOBAL NOTE IN ACCORDANCE WITH THE TERMS OF THE INDENTURE. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE SECURITIES ACT.
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS 40 DAYS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR

TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE. BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT. BY ITS ACQUISITION AND HOLDING OF THIS SECURITY THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND AGREED THAT (I) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF ANY PERSON THAT IS OR WILL BE AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE UNITES STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE UNITES STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON- UNITES STATES OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (II) THE ACQUISITION AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE OR INVOLVE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

No. 2	Principal Amount $50,000
CUSIP NO. U27749AA5
EASTON-BELL SPORTS, INC.
9.750% Senior Secured Note due 2016
          Easton-Bell Sports, Inc., a Delaware corporation, promises to pay to Cede & Co., or its registered assigns, the principal sum of Fifty Thousand Dollars ($50,000), as revised by the Schedule of Increases and Decreases in Global Note attached hereto, on December 1, 2016.
Interest Payment Dates: June 1 and December 1
Record Dates: May 15 and November 15
          Additional provisions of this Note are set forth on the other side of this Note.

EASTON-BELL SPORTS, INC.
By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF
  AUTHENTICATION
U.S. BANK NATIONAL ASSOCIATION,
as Trustee, certifies
that this is one of
the Notes referred
to in the Indenture.

By:

	Authorized Officer	Date: , 2009

[REVERSE SIDE OF NOTE]
EASTON-BELL SPORTS, INC.
9.750% Senior Secured Note due 2016
20. Interest
          Easton-Bell Sports, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above.
          The Company will pay interest semiannually on June 1 and December 1 of each year commencing June 1, 2010. Interest on the Notes will accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from December 3, 2009. The Company shall pay interest on overdue principal, and on overdue premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Notes to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
          If an exchange offer (the “Exchange Offer”) registered under the Securities Act is not consummated or a shelf registration statement (the “Shelf Registration Statement”) under the Securities Act with respect to resales of the Notes is not declared effective by the SEC on or before the date that is 310 days after the Issue Date (the “Target Registration Date”) in accordance with the terms of the Registration Rights Agreement, dated as of December 3, 2009 (the “Registration Rights Agreement”), among the Company, the Guarantors and the initial purchasers named therein, the annual interest rate borne by the Notes shall be increased from the rate shown above by 0.25% per annum for the first 90-day period immediately following the Target Registration Date and by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 1.00% per annum, until the Exchange Offer is completed or the Shelf Registration Statement is declared effective, as described in the Registration Rights Agreement. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement. Special Interest shall be paid to the same Persons, in the same manner and at the same times as regular interest.
21. Method of Payment
          By no later than 10:00 a.m. (New York City time) on the date on which any principal of, premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest (including Special Interest). The Company will pay interest (except Defaulted Interest) to the Persons who are registered Holders of Notes at the close of business on the May 15 or November 15 next preceding the interest payment date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal payments.

          The Company will pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company or any successor depository. The Company will make all payments in respect of a Definitive Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).
22. Paying Agent and Registrar
          Initially, U.S. Bank National Association (the “Trustee”) will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Holder. The Company or any of its domestically organized, wholly owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.
23. Indenture
          The Company issued the Notes under an Indenture dated as of December 3, 2009 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Company, the Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Act”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all terms and provisions of the Indenture, and Holders are referred to the Indenture and the Act for a statement of those terms.
          The Notes are secured senior obligations of the Company. The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is unlimited, provided that at least the net cash proceeds from any issuance of Additional Notes are invested in Additional Assets in accordance with the Indenture. This Note is one of the 9.750% Senior Secured Notes due 2016 referred to in the Indenture. The Notes include (i) $350,000,000 aggregate principal amount of the Company’s 9.750% Senior Secured Notes due 2016 issued under the Indenture on December 3, 2009 (herein called “Initial Notes”), (ii) if and when issued, additional 9.750% Senior Secured Notes due 2016 of the Company that may be issued from time to time under the Indenture subsequent to December 3, 2009 (herein called “Additional Notes”) as provided in Section 2.1(a) of the Indenture and (iii) if and when issued, the Company’s 9.750% Senior Secured Notes due 2016 that may be issued from time to time under the Indenture in exchange for Initial Notes or Additional Notes in an offer registered under the Securities Act, as provided in the Registration Rights Agreement (herein called “Exchange Notes”). The Initial Notes, Additional Notes and Exchange Notes are treated as a single class of securities under the Indenture and shall be secured by first and second priority Liens and security interests, subject to

Permitted Liens, in the Collateral. The Indenture imposes certain limitations on the incurrence of indebtedness, the making of restricted payments, the sale of assets, the incurrence of certain liens, sale-leaseback transactions, transaction with affiliates, the making of payments for consents, business activities, designation of restricted and unrestricted subsidiaries, the entering into of agreements that restrict distributions from restricted subsidiaries and the consummation of mergers and consolidations. The Indenture also imposes requirements with respect to the provision of financial information and the provision of guarantees of the Notes by certain subsidiaries.
          To guarantee the due and punctual payment of the principal, premium, if any, and interest (including post-filing or post-petition interest) on the Notes and all other amounts payable by the Company under the Indenture, the Notes, the Registration Rights Agreement, the Collateral Documents and the Intercreditor Agreement when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Notes and the Indenture, the Guarantors have unconditionally guaranteed (and future guarantors, together with the Guarantors, will unconditionally guarantee), jointly and severally, such obligations on a senior, secured basis pursuant to the terms of the Indenture.
24. Redemption and prepayment; Springing Maturity
     Except as described below, the Notes will not be redeemable at the Company’s option prior to December 1, 2012.
     At any time prior to December 1, 2012 the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture at a redemption price of 109.750% of the principal amount, plus accrued and unpaid interest and Special Interest, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings of the Company (or of any Parent, to the extent such proceeds are contributed to the Company’s common equity capital); provided that:
     (1) at least 65% of the aggregate principal amount of Notes originally issued under the Indenture (excluding Notes held by the Company and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and
     (2) the redemption occurs within 90 days of the date of the closing of such Equity Offering or contribution.
     At any time prior to December 1, 2012 the Company may also redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail to each holder’s registered address, at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Special Interest, if any, to the date of redemption (the “Redemption Date”), subject to the rights of holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.
     At any time prior to December 1, 2012, during any twelve month period commencing on the Issue Date the Company may redeem up to 10% of aggregate principal amount of the Notes at a redemption price equal to 103% of their principal amount, plus accrued and unpaid interest.

     On or after December 1, 2012 the Company may redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Special Interest, if any, on the Notes redeemed, to the applicable redemption date, if redeemed during the twelve-month period beginning on December 1 of the years indicated below, subject to the rights of holders of Notes on the relevant record date to receive interest on the relevant interest payment date:

Year	Percentage
2012	107.313%
2013	104.875%
2014	102.438%
2015 and thereafter	100.000%
     Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.
     “Applicable Premium” means, with respect to any Note on any redemption date, the greater of:
     (1) 1.0% of the principal amount of the Note; or
     (2) the excess of:
     (a) the present value at such redemption date of (i) the redemption price of the Note at December 1, 2012 (such redemption price being set forth in the table appearing above) plus (ii) all required interest payments due on the Note through December 1, 2012 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over
     (b) the principal amount of the Note, if greater.
     “Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to December 1, 2012; provided, however, that if the period from the redemption date to December 1, 2012 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.
          Prior to the mailing of any notice of redemption of the Notes, the Company shall deliver to the Trustee an Officers’ Certificate stating that the conditions precedent to the right of redemption have occurred. Any such notice to the Trustee may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect. The Company will be bound to redeem the Notes on the date fixed for redemption.
          The Company may acquire Notes by means other than a redemption, whether by tender offer, open market purchases, negotiated transactions or otherwise, in accordance with applicable securities laws, so long as such acquisition does not otherwise violate the terms of the Indenture.
          Except as set forth in the next succeeding paragraph, the Company is not required to make any mandatory redemption payments or sinking fund payments with respect to the Notes.
          The Notes will become due and payable on October 1, 2015 unless on or prior to August 28, 2015, the Indebtedness under the New Holdco Credit Facility has been either (i) repaid and discharged, provided that any Indebtedness incurred in connection with any such repayment and discharge shall comply with clause (ii) of this sentence or (ii) extended, replaced or refinanced with Indebtedness constituting a New Holdco Credit Facility with a Stated Maturity that is at least 91 days after the final Stated Maturity of the Notes.
25. Change of Control Repurchase Provisions
          If a Change of Control occurs, unless the Company has exercised its right to redeem all of the Notes as described under paragraph 5 of the Notes, each Holder will have the right to require the Company to repurchase from each Holder all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Special Interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Indenture.
26. Denominations; Transfer; Exchange
          The Notes are in registered form without coupons in denominations of principal amount of $2,000 and whole multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay a sum sufficient to cover any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Note (A) for a period beginning (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Notes and ending at the close of business on the day of such mailing or (2) 15 days before an interest payment date and ending on such interest payment date or (B) called for redemption, except the unredeemed portion of any Note being redeemed in part.
27. Persons Deemed Owners
          The registered Holder of this Note may be treated as the owner of it for all purposes.

28. Unclaimed Money
          If money for the payment of principal, premium, if any, or interest remains unclaimed for two years after such principal, premium, if any, or interest has become due and payable, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company for payment as general creditors unless an abandoned property law designates another person and not to the Trustee for payment.
29. Defeasance
          Subject to certain exceptions and conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes, the Indenture, the Collateral Documents and the Intercreditor Agreement if the Company deposits with the Trustee money or Government Securities for the payment of principal, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.
30. Amendment, Supplement, Waiver
          Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the Notes, the Note Guarantees, the Collateral Documents or the Intercreditor Agreement may be amended or supplemented by the Company, Guarantors and Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and (ii) any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the consent of each Holder affected or, in certain cases described in the Indenture, the Collateral Documents and the Intercreditor Agreement, the consent of Holders of 75% in aggregate principal amount of the Notes) or noncompliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company, the Trustee and, other than with respect to clause (8) below, the Guarantors may amend or supplement the Indenture, the Notes, the Note Guarantees, the Collateral Documents or the Intercreditor Agreement (1) to cure any ambiguity, defect or inconsistency; (2) to provide for uncertificated Notes in addition to or in place of certificated Notes; (3) to provide for the assumption of the Company’s or a Guarantor’s obligations to Holders of Notes and Note Guarantees by a successor to the Company or such Guarantor pursuant to Article IV or X of the Indenture; (4) to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights hereunder or under the Notes, the Note Guarantees, the Collateral Documents and the Intercreditor Agreement of any such Holder; (5) to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act; (6) to conform the text of the Indenture, Note Guarantees or the Notes to any provision of the “Description of Notes” section of the Offering Memorandum, to the extent that such provision in that “Description of Notes” section was intended to be a verbatim recitation of a provision of the Indenture, the Notes or the Note Guarantees; (7) to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture as of the date hereof; (8) to allow any Guarantor to execute a supplemental indenture and/or a Note Guarantee with respect to the

Notes; (9) to add additional Collateral to secure the Notes; or (10) to release Liens in favor of the Collateral Agent in the Collateral as provided in Section 11.6 of the Indenture.
31. Defaults and Remedies
     Each of the following is an “Event of Default”:
     (1) default for 30 days in the payment when due of interest on, or Special Interest, if any, with respect to, the Notes;
     (2) default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the Notes;
     (3) failure by the Company or any of its Restricted Subsidiaries to comply with the provisions described in Section 3.5, 3.10 or 4.1 of the Indenture;
     (4) failure by the Company or any of its Restricted Subsidiaries for 60 days after notice to the Company by the trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other agreements in the Indenture, the Notes, the Collateral Documents or the Intercreditor Agreement;
     (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default:
     (a) is caused by a failure to pay any such Indebtedness at its stated final maturity (a “Payment Default”); or
     (b) results in the acceleration of such Indebtedness prior to its stated final maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more;
     (6) failure by the Company or any of its Restricted Subsidiaries to pay final judgments entered by a court or courts of competent jurisdiction aggregating in excess of $10.0 million (net of any amount covered by insurance issued by a national insurance company that has not contested coverage), which judgments are not paid, discharged or stayed for a period of 60 days;
     (7) any (x) Note Guarantee, (y) Collateral Document governing a security interest with respect to any Collateral having a fair market value in excess of $10.0 million or (z)

obligation under the Intercreditor Agreement, in each case, of a Significant Subsidiary or group of Restricted Subsidiaries that taken together as of the date of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries would constitute a Significant Subsidiary ceases to be in full force and effect (except as contemplated by the terms of the Indenture and the Note Guarantees) or is declared null and void in a judicial proceeding or any Guarantor that is a Significant Subsidiary or group of Guarantors that taken together as of the date of the latest audited consolidated financial statements of the Company and its Restricted Subsidiaries would constitute a Significant Subsidiary denies or disaffirms its obligations under the Indenture;
     (8) certain events of bankruptcy, insolvency or reorganization described in the Indenture with respect to the Company or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary; and
     (9) with respect to any Collateral having a fair market value in excess of $10.0 million, individually or in the aggregate, (A) the failure of the security interest with respect to such Collateral under the Collateral Documents, at any time, to be in full force and effect for any reason other than in accordance with their terms and the terms of the Indenture and other than the satisfaction in full of all obligations under the Indenture and discharge of the Indenture if such Default continues for 60 days, (B) the declaration that the security interest with respect to such Collateral created under the Collateral Documents or under the Indenture is invalid or unenforceable, if such Default continues for 60 days or (C) the assertion by the Company or any Guarantor, in any pleading in any court of competent jurisdiction, that any such security interest is invalid or unenforceable.
          If an Event of Default (other than an Event of Default described in clause (8) above) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the outstanding Notes by notice to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued and unpaid interest (including Special Interest), if any, on all the Notes to be due and payable. Upon such a declaration, such principal, premium and accrued and unpaid interest shall be due and payable immediately.
          In the case of an Event of Default specified in clause (8) above, with respect to the Company, any Restricted Subsidiary of the Company that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice.
          The Holders of a majority in aggregate principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee.
          The trustee may withhold from holders of the Notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a

Default or Event of Default relating to the payment of principal, interest or premium or Special Interest, if any.
          Subject to the provisions of the Indenture relating to the duties of the trustee or the collateral agent, in case an Event of Default occurs and is continuing, the trustee or the collateral agent will be under no obligation to exercise any of the rights or powers under the Indenture, the Notes, the Note Guarantees, the Collateral Documents and the Intercreditor Agreement at the request or direction of any holders of Notes unless such holders have offered to the trustee or the collateral agent reasonable indemnity or security against any loss, liability or expense.
32. Trustee Dealings with the Company
          Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.
33. No Recourse Against Others
          An incorporator, director, officer, employee or stockholder of each of the Company or any Guarantor, solely by reason of this status, shall not have any liability for any obligations of the Company or any Guarantor under the Notes, the Indenture, the Collateral Documents, the Intercreditor Agreement or the Note Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are a part of the consideration for the issuance of the Notes.
34. Authentication
          This Note shall not be valid until an authorized officer of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.
35. Abbreviations
          Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT
(= tenants by the entirety), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian) and U/G/M/A (= Uniform Gift to Minors Act).
36. CUSIP, Common Code and ISIN Numbers
          The Company has caused CUSIP, Common Code and ISIN numbers, if applicable, to be printed on the Notes and has directed the Trustee to use CUSIP, Common Code and ISIN numbers, if applicable, in notices of redemption or purchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the

Notes or as contained in any notice of redemption or purchase and reliance may be placed only on the other identification numbers placed thereon.
37. Governing Law
          This Note shall be governed by, and construed in accordance with, the laws of the State of New York.
          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture, which has in it the text of this Note in larger type. Requests may be made to:
Easton-Bell Sports, Inc.
7855 Haskell Avenue, Suite 200
Van Nuys, California 91406
Attention: Mark Tripp
38. USA Patriot Act
The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to the Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

ASSIGNMENT FORM
          To assign this Note, fill in the form below:
          I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)
and irrevocably appoint                      agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:

(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.
The undersigned hereby certifies that it ☐ is / ☐ is not an Affiliate of the Company and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of the Company.
     In connection with any transfer or exchange of any of the Notes evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being:
CHECK ONE BOX BELOW:

(1)	☐	acquired for the undersigned’s own account, without transfer; or

(2)	☐	transferred to the Company; or

(3)	☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	transferred pursuant to an effective registration statement under the Securities Act; or

(5)	☐	transferred pursuant to and in compliance with Regulation S under the Securities Act (provided that the transferee has furnished to the Trustee a signed letter containing certain representations and agreements, the form of which letter appears as Section 2.9 of the Indenture); or

(6)	☐	transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Section 2.8 of the Indenture); or

(7)	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.
Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Company may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

(Signature must be guaranteed)	Signature
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.
TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
          The following increases or decreases in this Global Note have been made:

			Principal Amount of this Global	Signature of authorized
Date of	Amount of decrease in Principal	Amount of increase in Principal	Note following such decrease or	signatory of Trustee or Notes
Exchange	Amount of this Global Note	Amount of this Global Note	increase	Custodian

OPTION OF HOLDER TO ELECT PURCHASE
          If you elect to have this Note purchased by the Company pursuant to Section 3.5 or 3.10 of the Indenture, check either box:

☐	☐
3.5	3.10
          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 3.5 or Section 3.10 of the Indenture, state the amount in principal amount (must be in denominations of $2,000 or an integral multiple of $1,000 in excess thereof): $                                         and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repurchased (in the absence of any such specification, one such Note will be issued for the portion not being repurchased):                     .

Date:	Your Signature

(Sign exactly as your name appears on the other side of the Note)

Signature Guarantee:

(Signature must be guaranteed)
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

NOTE GUARANTEE
          Pursuant to the Indenture (the “Indenture”) dated as of December 3, 2009 among Easton-Bell Sports, Inc., the Guarantors party thereto (each a “Guarantor” and collectively the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), each Guarantor, subject to the provisions of Article X of the Indenture, hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, jointly and severally with each other Guarantor, to each Holder of the Notes, to the extent lawful, and the Trustee the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, premium, if any, and interest (including Special Interest) on the Notes and all other obligations and liabilities of the Company under the Indenture (including without limitation interest (including Special Interest) accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or any Guarantor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and the obligations under Section 7.7 of the Indenture), the Registration Rights Agreement, the Collateral Documents and the Intercreditor Agreement (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”).
          Each Note Guarantee will be secured on a first-priority basis by the First Priority Collateral owned by such Guarantor and on a second-priority basis by the ABL Collateral owned by such Guarantor. Such Guarantors will also agree to pay any and all costs and expenses (including reasonable counsel fees and expenses) incurred by the Trustee, the Collateral Agent or the Holders in enforcing any rights under the Note Guarantees. The obligations of the Guarantors under the Note Guarantees will rank equally in right of payment with other Indebtedness of such Guarantors, except to the extent such other Indebtedness is expressly subordinated to the obligations arising under the Note Guarantees, in which case the obligations of the Guarantors under the Note Guarantees will rank senior in right of payment to such other Indebtedness.
          Each Guarantor agrees (to the extent permitted by law) that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound under Article X of the Indenture notwithstanding any extension or renewal of any Guaranteed Obligation.
          Each Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Notes or the Guaranteed Obligations.
          Each Guarantor further agrees that its Note Guarantee herein constitutes a Guarantee of payment when due (and not a Guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Guaranteed Obligations.
          Except as set forth in Section 10.2 of the Indenture, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Guaranteed Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Company or any other person under the Indenture, the Notes or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Notes or any other agreement; (d) the release of any security held by any Holder or the Collateral Agent for the Guaranteed Obligations or any of them; (e) the failure of any Holder to exercise any right or remedy against any other Guarantor; (f) any change in the ownership of the Company; (g) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or (h) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law or equity.
          Each Guarantor agrees that its Note Guarantee under the Indenture shall remain in full force and effect until payment in full of all the Guaranteed Obligations or such Guarantor is released from its Note Guarantee in compliance with Section 10.2 or Article VIII of the Indenture. Each Guarantor further agrees that its Note Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, premium, if any, or interest on any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Company or otherwise.
          In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Trustee or the Trustee on behalf of the Holders an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations then due and owing and (ii) accrued and unpaid interest (including Special Interest) on such Guaranteed Obligations then due and owing (but only to the extent not prohibited by law).
          Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in the Indenture for the purposes of its Note Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations and (y) in the event of any such declaration of acceleration of such Guaranteed Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Note Guarantee.
          Each Guarantor also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or the Holders in enforcing any rights under this Section.

RIDDELL SPORTS GROUP, INC.
RIDDELL, INC.
MACMARK CORPORATION
RIDMARK CORPORATION
ALL AMERICAN SPORTS CORPORATION
EQUILINK LICENSING, LLC
BELL SPORTS CORP.
BELL SPORTS, INC.
BELL CHINA INVESTMENTS, INC.
BELL RACING COMPANY
EASTON SPORTS, INC.
EASTON SPORTS ASIA, INC.
CDT NEVADA, INC.

     as Guarantors

By:
Name:
Title:

[FACE OF NOTE]
THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) THAT IS ONE YEAR AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”), TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) TO AN INSTITUTIONAL “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER AND THAT IS PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER INSTITUTIONAL ACCREDITED INVESTOR, IN EACH CASE IN A TRANSACTION INVOLVING A MINIMUM PRINCIPAL AMOUNT OF THE SECURITIES OF $250,000, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO OR FOR OFFER OR SALE IN CONNECTION WITH ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/ OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.
BY ITS ACQUISITION AND HOLDING OF THIS SECURITY THE HOLDER THEREOF WILL BE DEEMED TO HAVE REPRESENTED AND AGREED THAT (I) NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS SECURITY CONSTITUTES THE ASSETS OF ANY PERSON THAT IS OR WILL BE AN EMPLOYEE

1

BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE UNITES STATES EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE UNITES STATES INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON- UNITES STATES OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SUCH PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT, OR (II) THE ACQUISITION AND HOLDING OF THIS SECURITY WILL NOT CONSTITUTE OR INVOLVE A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.
TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

2

No. 3	Principal Amount $0
CUSIP NO. 27749TAB1
EASTON-BELL SPORTS, INC.
9.750% Senior Secured Note due 2016
          Easton-Bell Sports, Inc., a Delaware corporation, promises to pay to Cede & Co., or its registered assigns, the principal sum of $0, as revised by the Schedule of Increases and Decreases in Global Note attached hereto, on December 1, 2016.
Interest Payment Dates: June 1 and December 1
Record Dates: May 15 and November 15
          Additional provisions of this Note are set forth on the other side of this Note.

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EASTON-BELL SPORTS, INC.
By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF
   AUTHENTICATION
U.S. BANK NATIONAL ASSOCIATION,
as Trustee, certifies
that this is one of
the Notes referred
to in the Indenture.

By:

	Authorized Officer	Date: , 2009

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[REVERSE SIDE OF NOTE]
EASTON-BELL SPORTS, INC.
9.750% Senior Secured Note due 2016
39.    Interest
          Easton-Bell Sports, Inc., a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the “Company”), promises to pay interest on the principal amount of this Note at the rate per annum shown above.
          The Company will pay interest semiannually on June 1 and December 1 of each year commencing June 1, 2010. Interest on the Notes will accrue from the most recent date to which interest has been paid on the Notes or, if no interest has been paid, from December 3, 2009. The Company shall pay interest on overdue principal, and on overdue premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Notes to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
          If an exchange offer (the “Exchange Offer”) registered under the Securities Act is not consummated or a shelf registration statement (the “Shelf Registration Statement”) under the Securities Act with respect to resales of the Notes is not declared effective by the SEC on or before the date that is 310 days after the Issue Date (the “Target Registration Date”) in accordance with the terms of the Registration Rights Agreement, dated as of December 3, 2009 (the “Registration Rights Agreement”), among the Company, the Guarantors and the initial purchasers named therein, the annual interest rate borne by the Notes shall be increased from the rate shown above by 0.25% per annum for the first 90-day period immediately following the Target Registration Date and by an additional 0.25% per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 1.00% per annum, until the Exchange Offer is completed or the Shelf Registration Statement is declared effective, as described in the Registration Rights Agreement. The Holder of this Note is entitled to the benefits of such Registration Rights Agreement. Special Interest shall be paid to the same Persons, in the same manner and at the same times as regular interest.
40.    Method of Payment
          By no later than 10:00 a.m. (New York City time) on the date on which any principal of, premium, if any, or interest on any Note is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest (including Special Interest). The Company will pay interest (except Defaulted Interest) to the Persons who are registered Holders of Notes at the close of business on the May 15 or November 15 next preceding the interest payment date even if Notes are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal, premium, if any, and interest in money of the United States that

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at the time of payment is legal tender for payment of public and private debts. Payments in respect of Notes represented by a Global Note (including principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company or any successor depository. The Company will make all payments in respect of a Definitive Note (including principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof; provided, however, that payments on the Notes may also be made, in the case of a Holder of at least $1,000,000 aggregate principal amount of Notes, by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).
41.    Paying Agent and Registrar
          Initially, U.S. Bank National Association (the “Trustee”) will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Holder. The Company or any of its domestically organized, wholly owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.
42.    Indenture
          The Company issued the Notes under an Indenture dated as of December 3, 2009 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the “Indenture”), among the Company, the Guarantors and the Trustee. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. §§ 77aaa-77bbbb) as in effect on the date of the Indenture (the “Act”). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Notes are subject to all terms and provisions of the Indenture, and Holders are referred to the Indenture and the Act for a statement of those terms.
          The Notes are secured senior obligations of the Company. The aggregate principal amount of Notes that may be authenticated and delivered under the Indenture is unlimited, provided that at least the net cash proceeds from any issuance of Additional Notes are invested in Additional Assets in accordance with the Indenture. This Note is one of the 9.750% Senior Secured Notes due 2016 referred to in the Indenture. The Notes include (i) $350,000,000 aggregate principal amount of the Company’s 9.750% Senior Secured Notes due 2016 issued under the Indenture on December 3, 2009 (herein called “Initial Notes”), (ii) if and when issued, additional 9.750% Senior Secured Notes due 2016 of the Company that may be issued from time to time under the Indenture subsequent to December 3, 2009 (herein called “Additional Notes”) as provided in Section 2.1(a) of the Indenture and (iii) if and when issued, the Company’s 9.750% Senior Secured Notes due 2016 that may be issued from time to time under the Indenture in exchange for Initial Notes or Additional Notes in an offer registered under the Securities Act, as provided in the Registration Rights Agreement (herein called “Exchange Notes”). The Initial Notes, Additional Notes and Exchange Notes are treated as a single class of securities under the Indenture and shall be secured by first and second priority Liens and security interests, subject to Permitted Liens, in the Collateral. The Indenture imposes certain limitations on the incurrence of

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indebtedness, the making of restricted payments, the sale of assets, the incurrence of certain liens, sale-leaseback transactions, transaction with affiliates, the making of payments for consents, business activities, designation of restricted and unrestricted subsidiaries, the entering into of agreements that restrict distributions from restricted subsidiaries and the consummation of mergers and consolidations. The Indenture also imposes requirements with respect to the provision of financial information and the provision of guarantees of the Notes by certain subsidiaries.
          To guarantee the due and punctual payment of the principal, premium, if any, and interest (including post-filing or post-petition interest) on the Notes and all other amounts payable by the Company under the Indenture, the Notes, the Registration Rights Agreement, the Collateral Documents and the Intercreditor Agreement when and as the same shall be due and payable, whether at maturity, by acceleration or otherwise, according to the terms of the Notes and the Indenture, the Guarantors have unconditionally guaranteed (and future guarantors, together with the Guarantors, will unconditionally guarantee), jointly and severally, such obligations on a senior, secured basis pursuant to the terms of the Indenture.
43.    Redemption and prepayment; Springing Maturity
     Except as described below, the Notes will not be redeemable at the Company’s option prior to December 1, 2012.
     At any time prior to December 1, 2012 the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Notes issued under the Indenture at a redemption price of 109.750% of the principal amount, plus accrued and unpaid interest and Special Interest, if any, to the redemption date, with the net cash proceeds of one or more Equity Offerings of the Company (or of any Parent, to the extent such proceeds are contributed to the Company’s common equity capital); provided that:
     (1) at least 65% of the aggregate principal amount of Notes originally issued under the Indenture (excluding Notes held by the Company and its Subsidiaries) remains outstanding immediately after the occurrence of such redemption; and
     (2) the redemption occurs within 90 days of the date of the closing of such Equity Offering or contribution.
     At any time prior to December 1, 2012 the Company may also redeem all or a part of the Notes, upon not less than 30 nor more than 60 days’ prior notice mailed by first-class mail to each holder’s registered address, at a redemption price equal to 100% of the principal amount of Notes redeemed plus the Applicable Premium as of, and accrued and unpaid interest and Special Interest, if any, to the date of redemption (the “Redemption Date”), subject to the rights of holders of Notes on the relevant record date to receive interest due on the relevant interest payment date.
     At any time prior to December 1, 2012, during any twelve month period commencing on the Issue Date the Company may redeem up to 10% of aggregate principal amount of the Notes at a redemption price equal to 103% of their principal amount, plus accrued and unpaid interest.

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     On or after December 1, 2012 the Company may redeem all or a part of the Notes upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below plus accrued and unpaid interest and Special Interest, if any, on the Notes redeemed, to the applicable redemption date, if redeemed during the twelve-month period beginning on December 1 of the years indicated below, subject to the rights of holders of Notes on the relevant record date to receive interest on the relevant interest payment date:

Year	Percentage
2012	107.313%
2013	104.875%
2014	102.438%
2015 and thereafter	100.000%
     Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable redemption date.
     “Applicable Premium” means, with respect to any Note on any redemption date, the greater of:
          (1) 1.0% of the principal amount of the Note; or
          (2) the excess of:
     (a) the present value at such redemption date of (i) the redemption price of the Note at December 1, 2012 (such redemption price being set forth in the table appearing above) plus (ii) all required interest payments due on the Note through December 1, 2012 (excluding accrued but unpaid interest to the redemption date), computed using a discount rate equal to the Treasury Rate as of such redemption date plus 50 basis points; over
     (b) the principal amount of the Note, if greater.
     “Treasury Rate” means, as of any redemption date, the yield to maturity as of such redemption date of United States Treasury securities with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H.15 (519) that has become publicly available at least two business days prior to the redemption date (or, if such Statistical Release is no longer published, any publicly available source of similar market data)) most nearly equal to the period from the redemption date to December 1, 2012; provided, however, that if the period from the redemption date to December 1, 2012 is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year will be used.
     Prior to the mailing of any notice of redemption of the Notes, the Company shall deliver to the Trustee an Officers’ Certificate stating that the conditions precedent to the right of

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redemption have occurred. Any such notice to the Trustee may be cancelled at any time prior to notice of such redemption being mailed to any Holder and shall thereby be void and of no effect. The Company will be bound to redeem the Notes on the date fixed for redemption.
          The Company may acquire Notes by means other than a redemption, whether by tender offer, open market purchases, negotiated transactions or otherwise, in accordance with applicable securities laws, so long as such acquisition does not otherwise violate the terms of the Indenture.
          Except as set forth in the next succeeding paragraph, the Company is not required to make any mandatory redemption payments or sinking fund payments with respect to the Notes.
          The Notes will become due and payable on October 1, 2015 unless on or prior to August 28, 2015, the Indebtedness under the New Holdco Credit Facility has been either (i) repaid and discharged, provided that any Indebtedness incurred in connection with any such repayment and discharge shall comply with clause (ii) of this sentence or (ii) extended, replaced or refinanced with Indebtedness constituting a New Holdco Credit Facility with a Stated Maturity that is at least 91 days after the final Stated Maturity of the Notes.
44.    Change of Control Repurchase Provisions
          If a Change of Control occurs, unless the Company has exercised its right to redeem all of the Notes as described under paragraph 5 of the Notes, each Holder will have the right to require the Company to repurchase from each Holder all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a purchase price in cash equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest and Special Interest, if any, to the date of purchase (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) as provided in, and subject to the terms of, the Indenture.
45.    Denominations; Transfer; Exchange
          The Notes are in registered form without coupons in denominations of principal amount of $2,000 and whole multiples of $1,000 in excess thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay a sum sufficient to cover any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange of any Note (A) for a period beginning (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Notes and ending at the close of business on the day of such mailing or (2) 15 days before an interest payment date and ending on such interest payment date or (B) called for redemption, except the unredeemed portion of any Note being redeemed in part.
46.    Persons Deemed Owners
          The registered Holder of this Note may be treated as the owner of it for all purposes.

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47.    Unclaimed Money
          If money for the payment of principal, premium, if any, or interest remains unclaimed for two years after such principal, premium, if any, or interest has become due and payable, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company for payment as general creditors unless an abandoned property law designates another person and not to the Trustee for payment.
48.    Defeasance
          Subject to certain exceptions and conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Notes, the Indenture, the Collateral Documents and the Intercreditor Agreement if the Company deposits with the Trustee money or Government Securities for the payment of principal, premium, if any, and interest on the Notes to redemption or maturity, as the case may be.
49.    Amendment, Supplement, Waiver
          Subject to certain exceptions set forth in the Indenture, (i) the Indenture, the Notes, the Note Guarantees, the Collateral Documents or the Intercreditor Agreement may be amended or supplemented by the Company, Guarantors and Trustee with the consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes and (ii) any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the consent of each Holder affected or, in certain cases described in the Indenture, the Collateral Documents and the Intercreditor Agreement, the consent of Holders of 75% in aggregate principal amount of the Notes) or noncompliance with any provision may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company, the Trustee, and, other than with respect to clause (8) below, the Guarantors may amend or supplement the Indenture, the Notes, the Note Guarantees, the Collateral Documents or the Intercreditor Agreement (1) to cure any ambiguity, defect or inconsistency; (2) to provide for uncertificated Notes in addition to or in place of certificated Notes; (3) to provide for the assumption of the Company’s or a Guarantor’s obligations to Holders of Notes and Note Guarantees by a successor to the Company or such Guarantor pursuant to Article IV or X of the Indenture; (4) to make any change that would provide any additional rights or benefits to the Holders of Notes or that does not adversely affect the legal rights hereunder or under the Notes, the Note Guarantees, the Collateral Documents and the Intercreditor Agreement of any such Holder; (5) to comply with requirements of the SEC in order to effect or maintain the qualification of the Indenture under the Trust Indenture Act; (6) to conform the text of the Indenture, Note Guarantees or the Notes to any provision of the “Description of Notes” section of the Offering Memorandum, to the extent that such provision in that “Description of Notes” section was intended to be a verbatim recitation of a provision of the Indenture, the Notes or the Note Guarantees; (7) to provide for the issuance of Additional Notes in accordance with the limitations set forth in the Indenture as of the date hereof; (8) to allow any Guarantor to execute a supplemental indenture and/or a Note Guarantee with respect to the

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Notes; (9) to add additional Collateral to secure the Notes; or (10) to release Liens in favor of the Collateral Agent in the Collateral as provided in Section 11.6 of the Indenture.
50.    Defaults and Remedies
     Each of the following is an “Event of Default”:
     (1) default for 30 days in the payment when due of interest on, or Special Interest, if any, with respect to, the Notes;
     (2) default in the payment when due (at maturity, upon redemption or otherwise) of the principal of, or premium, if any, on, the Notes;
     (3) failure by the Company or any of its Restricted Subsidiaries to comply with the provisions described in Section 3.5, 3.10 or 4.1 of the Indenture;
     (4) failure by the Company or any of its Restricted Subsidiaries for 60 days after notice to the Company by the trustee or the holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class to comply with any of the other agreements in the Indenture, the Notes, the Collateral Documents or the Intercreditor Agreement;
     (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Restricted Subsidiaries (or the payment of which is guaranteed by the Company or any of its Restricted Subsidiaries), whether such Indebtedness or guarantee now exists, or is created after the date of the Indenture, if that default:
     (a) is caused by a failure to pay any such Indebtedness at its stated final maturity (a “Payment Default”); or
     (b) results in the acceleration of such Indebtedness prior to its stated final maturity, and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $10.0 million or more;
     (6) failure by the Company or any of its Restricted Subsidiaries to pay final judgments entered by a court or courts of competent jurisdiction aggregating in excess of $10.0 million (net of any amount covered by insurance issued by a national insurance company that has not contested coverage), which judgments are not paid, discharged or stayed for a period of 60 days;
     (7) any (x) Note Guarantee, (y) Collateral Document governing a security interest with respect to any Collateral having a fair market value in excess of $10.0 million or (z)

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obligation under the Intercreditor Agreement, in each case, of a Significant Subsidiary or group of Restricted Subsidiaries that taken together as of the date of the latest audited consolidated financial statements for the Company and its Restricted Subsidiaries would constitute a Significant Subsidiary ceases to be in full force and effect (except as contemplated by the terms of the Indenture and the Note Guarantees) or is declared null and void in a judicial proceeding or any Guarantor that is a Significant Subsidiary or group of Guarantors that taken together as of the date of the latest audited consolidated financial statements of the Company and its Restricted Subsidiaries would constitute a Significant Subsidiary denies or disaffirms its obligations under the Indenture;
     (8) certain events of bankruptcy, insolvency or reorganization described in the Indenture with respect to the Company or any of its Restricted Subsidiaries that is a Significant Subsidiary or any group of Restricted Subsidiaries that, taken together, would constitute a Significant Subsidiary; and
     (9) with respect to any Collateral having a fair market value in excess of $10.0 million, individually or in the aggregate, (A) the failure of the security interest with respect to such Collateral under the Collateral Documents, at any time, to be in full force and effect for any reason other than in accordance with their terms and the terms of the Indenture and other than the satisfaction in full of all obligations under the Indenture and discharge of the Indenture if such Default continues for 60 days, (B) the declaration that the security interest with respect to such Collateral created under the Collateral Documents or under the Indenture is invalid or unenforceable, if such Default continues for 60 days or (C) the assertion by the Company or any Guarantor, in any pleading in any court of competent jurisdiction, that any such security interest is invalid or unenforceable.
          If an Event of Default (other than an Event of Default described in clause (8) above) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the outstanding Notes by notice to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued and unpaid interest (including Special Interest), if any, on all the Notes to be due and payable. Upon such a declaration, such principal, premium and accrued and unpaid interest shall be due and payable immediately.
          In the case of an Event of Default specified in clause (8) above, with respect to the Company, any Restricted Subsidiary of the Company that is a Significant Subsidiary or any group of Restricted Subsidiaries of the Company that, taken together, would constitute a Significant Subsidiary, all outstanding Notes will become due and payable immediately without further action or notice.
          The Holders of a majority in aggregate principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for exercising any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee.
          The trustee may withhold from holders of the Notes notice of any continuing Default or Event of Default if it determines that withholding notice is in their interest, except a

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Default or Event of Default relating to the payment of principal, interest or premium or Special Interest, if any.
          Subject to the provisions of the Indenture relating to the duties of the trustee or the collateral agent, in case an Event of Default occurs and is continuing, the trustee or the collateral agent will be under no obligation to exercise any of the rights or powers under the Indenture, the Notes, the Note Guarantees, the Collateral Documents and the Intercreditor Agreement at the request or direction of any holders of Notes unless such holders have offered to the trustee or the collateral agent reasonable indemnity or security against any loss, liability or expense.
51.    Trustee Dealings with the Company
          Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.
52.    No Recourse Against Others
          An incorporator, director, officer, employee or stockholder of each of the Company or any Guarantor, solely by reason of this status, shall not have any liability for any obligations of the Company or any Guarantor under the Notes, the Indenture, the Collateral Documents, the Intercreditor Agreement or the Note Guarantees or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Note, each Holder waives and releases all such liability. The waiver and release are a part of the consideration for the issuance of the Notes.
53.    Authentication
          This Note shall not be valid until an authorized officer of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Note.
54.    Abbreviations
          Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (= tenants in common), TEN ENT
(= tenants by the entirety), JT TEN (= joint tenants with rights of survivorship and not as tenants in common), CUST (= custodian) and U/G/M/A (= Uniform Gift to Minors Act).
55.    CUSIP, Common Code and ISIN Numbers
          The Company has caused CUSIP, Common Code and ISIN numbers, if applicable, to be printed on the Notes and has directed the Trustee to use CUSIP, Common Code and ISIN numbers, if applicable, in notices of redemption or purchase as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the

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Notes or as contained in any notice of redemption or purchase and reliance may be placed only on the other identification numbers placed thereon.
56.    Governing Law
          This Note shall be governed by, and construed in accordance with, the laws of the State of New York.
          The Company will furnish to any Holder upon written request and without charge to the Holder a copy of the Indenture, which has in it the text of this Note in larger type. Requests may be made to:
Easton-Bell Sports, Inc.
7855 Haskell Avenue, Suite 200
Van Nuys, California 91406
Attention: Mark Tripp
57.    USA Patriot Act
The parties hereto acknowledge that in accordance with Section 326 of the U.S.A. PATRIOT Act, the Trustee is required to obtain, verify, and record information that identifies each person or legal entity that establishes a relationship or opens an account with the Trustee. The parties to the Indenture agree that they will provide the Trustee with such information as it may request in order for the Trustee to satisfy the requirements of the U.S.A. PATRIOT Act.

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ASSIGNMENT FORM
          To assign this Note, fill in the form below:
          I or we assign and transfer this Note to:

(Print or type assignee’s name, address and zip code)

(Insert assignee’s social security or tax I.D. No.)
and irrevocably appoint                      agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

Date:	Your Signature:

Signature Guarantee:

(Signature must be guaranteed)

Sign exactly as your name appears on the other side of this Note.
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.
The undersigned hereby certifies that it ☐ is / ☐ is not an Affiliate of the Company and that, to its knowledge, the proposed transferee ☐ is / ☐ is not an Affiliate of the Company.
     In connection with any transfer or exchange of any of the Notes evidenced by this certificate occurring prior to the date that is one year after the later of the date of original issuance of such Notes and the last date, if any, on which such Notes were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Notes are being:
CHECK ONE BOX BELOW:

(1)	☐	acquired for the undersigned’s own account, without transfer; or

(2)	☐	transferred to the Company; or

(3)	☐	transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”); or

(4)	☐	transferred pursuant to an effective registration statement under the Securities Act; or

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(5)	☐	transferred pursuant to and in compliance with Regulation S under the Securities Act (provided that the transferee has furnished to the Trustee a signed letter containing certain representations and agreements, the form of which letter appears as Section 2.9 of the Indenture); or

(6)	☐	transferred to an institutional “accredited investor” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Section 2.8 of the Indenture); or

(7)	☐	transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933, as amended.
Unless one of the boxes is checked, the Trustee will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5), (6) or (7) is checked, the Company may require, prior to registering any such transfer of the Notes, in its sole discretion, such legal opinions, certifications and other information as the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act.

Signature

Signature Guarantee:

(Signature must be guaranteed)	Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.
TO BE COMPLETED BY PURCHASER IF BOX (1) OR (3) ABOVE IS CHECKED.
     The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned’s foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:

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SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY
          The following increases or decreases in this Global Note have been made:

			Principal Amount of this Global	Signature of authorized
	Amount of decrease in Principal	Amount of increase in Principal	Note following such decrease or	signatory of Trustee or Notes
Date of Exchange	Amount of this Global Note	Amount of this Global Note	increase	Custodian

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OPTION OF HOLDER TO ELECT PURCHASE
          If you elect to have this Note purchased by the Company pursuant to Section 3.5 or 3.10 of the Indenture, check either box:

☐	☐
3.5	3.10
          If you want to elect to have only part of this Note purchased by the Company pursuant to Section 3.5 or Section 3.10 of the Indenture, state the amount in principal amount (must be in denominations of $2,000 or an integral multiple of $1,000 in excess thereof): $                                                             and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Notes to be issued to the Holder for the portion of the within Note not being repurchased (in the absence of any such specification, one such Note will be issued for the portion not being repurchased):                     .

Date:	Your Signature

(Sign exactly as your name appears on the other side of the Note)

Signature Guarantee:

(Signature must be guaranteed)
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

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NOTE GUARANTEE
          Pursuant to the Indenture (the “Indenture”) dated as of December 3, 2009 among Easton-Bell Sports, Inc., the Guarantors party thereto (each a “Guarantor” and collectively the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), each Guarantor, subject to the provisions of Article X of the Indenture, hereby fully, unconditionally and irrevocably guarantees, as primary obligor and not merely as surety, jointly and severally with each other Guarantor, to each Holder of the Notes, to the extent lawful, and the Trustee the full and punctual payment when due, whether at maturity, by acceleration, by redemption or otherwise, of the principal of, premium, if any, and interest (including Special Interest) on the Notes and all other obligations and liabilities of the Company under the Indenture (including without limitation interest (including Special Interest) accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company or any Guarantor whether or not a claim for post-filing or post-petition interest is allowed in such proceeding and the obligations under Section 7.7 of the Indenture), the Registration Rights Agreement, the Collateral Documents and the Intercreditor Agreement (all the foregoing being hereinafter collectively called the “Guaranteed Obligations”).
          Each Note Guarantee will be secured on a first-priority basis by the First Priority Collateral owned by such Guarantor and on a second-priority basis by the ABL Collateral owned by such Guarantor. Such Guarantors will also agree to pay any and all costs and expenses (including reasonable counsel fees and expenses) incurred by the Trustee, the Collateral Agent or the Holders in enforcing any rights under the Note Guarantees. The obligations of the Guarantors under the Note Guarantees will rank equally in right of payment with other Indebtedness of such Guarantors, except to the extent such other Indebtedness is expressly subordinated to the obligations arising under the Note Guarantees, in which case the obligations of the Guarantors under the Note Guarantees will rank senior in right of payment to such other Indebtedness.
          Each Guarantor agrees (to the extent permitted by law) that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice or further assent from it, and that it will remain bound under Article X of the Indenture notwithstanding any extension or renewal of any Guaranteed Obligation.
          Each Guarantor waives presentation to, demand of payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. Each Guarantor waives notice of any default under the Notes or the Guaranteed Obligations.
          Each Guarantor further agrees that its Note Guarantee herein constitutes a Guarantee of payment when due (and not a Guarantee of collection) and waives any right to require that any resort be had by any Holder to any security held for payment of the Guaranteed Obligations.
          Except as set forth in Section 10.2 of the Indenture, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than payment of the Guaranteed Obligations in full), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of

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setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor herein shall not be discharged or impaired or otherwise affected by (a) the failure of any Holder to assert any claim or demand or to enforce any right or remedy against the Company or any other person under the Indenture, the Notes or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, the Notes or any other agreement; (d) the release of any security held by any Holder or the Collateral Agent for the Guaranteed Obligations or any of them; (e) the failure of any Holder to exercise any right or remedy against any other Guarantor; (f) any change in the ownership of the Company; (g) any default, failure or delay, willful or otherwise, in the performance of the Guaranteed Obligations, or (h) any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of any Guarantor or would otherwise operate as a discharge of such Guarantor as a matter of law or equity.
          Each Guarantor agrees that its Note Guarantee under the Indenture shall remain in full force and effect until payment in full of all the Guaranteed Obligations or such Guarantor is released from its Note Guarantee in compliance with Section 10.2 or Article VIII of the Indenture. Each Guarantor further agrees that its Note Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of, premium, if any, or interest on any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Holder upon the bankruptcy or reorganization of the Company or otherwise.
          In furtherance of the foregoing and not in limitation of any other right which any Holder has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Company to pay any of the Guaranteed Obligations when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, each Guarantor hereby promises to and will, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Trustee or the Trustee on behalf of the Holders an amount equal to the sum of (i) the unpaid amount of such Guaranteed Obligations then due and owing and (ii) accrued and unpaid interest (including Special Interest) on such Guaranteed Obligations then due and owing (but only to the extent not prohibited by law).
          Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders, on the other hand, (x) the maturity of the Guaranteed Obligations may be accelerated as provided in the Indenture for the purposes of its Note Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations and (y) in the event of any such declaration of acceleration of such Guaranteed Obligations, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purposes of this Note Guarantee.
          Each Guarantor also agrees to pay any and all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or the Holders in enforcing any rights under this Section.

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RIDDELL SPORTS GROUP, INC.
RIDDELL, INC.
MACMARK CORPORATION
RIDMARK CORPORATION
ALL AMERICAN SPORTS CORPORATION
EQUILINK LICENSING, LLC
BELL SPORTS CORP.
BELL SPORTS, INC.
BELL CHINA INVESTMENTS, INC.
BELL RACING COMPANY
EASTON SPORTS, INC.
EASTON SPORTS ASIA, INC.
CDT NEVADA, INC.

     as Guarantors

By:
Name:
Title:

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